EXHIBIT 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Kenneth T. Neilson, his attorney-in-fact, with power of substitution, for him in any and all capacities, to sign any and all amendments (whether pre- or post-effective), to this Registration Statement on Form S-4 of Hubco, Inc. (SEC File Number 333-14675) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

     Signature                     Title                              Date

KENNETH T. NEILSON          Chairman, President, Chief      October 23 , 1996
--------------------      Executive Officer and Director
(Kenneth T. Neilson)      (Principal Executive Officer)

ROBERT J. BURKE                 Director                    October 23 , 1996
--------------------
(Robert J. Burke)

D. P. CALCAGNINI                Director                    October 23 , 1996
--------------------
(Donald P. Calcagnini)

JOAN DAVID                      Director                    October 23 , 1996
--------------------
(Joan David)

THOMAS R. FARLEY                Director                    October 23 , 1996
--------------------
(Thomas R. Farley)

ROBERT B. GOLDSTEIN             Director                    October 23 , 1996
--------------------
(Robert B. Goldstein)

BRYANT MALCOLM                  Director                    October 23 , 1996
--------------------
(Bryant Malcolm)

W. PETER McBRIDE                Director                    October 23 , 1996
--------------------
(W. Peter McBride)

CHARLES F.X. POGGI              Director                    October 23 , 1996
--------------------
(Charles F.X. Poggi)

JAMES E. SCHIERLOH              Director                    October 23 , 1996
--------------------
(James E. Schierloh)

JOHN TATIGIAN                   Director                    October 23 , 1996
--------------------
(John Tatigian)

SR. GRACE F. STRAUBER           Director                    October 23 , 1996
--------------------
(Sister Grace Frances Strauber)

RICHARD LINHART           Treasurer and Chief Financial     October 23 , 1996
--------------------      Officer (Principal Financial
(Richard Linhart)                   Officer)

CHRISTINA L. MAIER        Assistant Treasurer (Principal    October 23 , 1996
--------------------           Accounting Officer)
(Christina L. Maier)